Klondex Announces the Continuation of High-Grade Mineralization at Midas

Vancouver, BC - September 13, 2017- Klondex Mines Ltd. (KDX:TSX; KLDX:NYSE American) (“Klondex” or the “Company”) is pleased to provide results on the Trinity zone (“Trinity”) surface exploration drill program at its Midas Mine (“Midas”) located in northern Nevada, USA. The following drill results are not included in Midas’ current Mineral Resource estimate.

Midas Mine Surface Drilling Highlights - Trinity: (see TABLE 1 for complete results)

DMC-00337: 7.83 opt AuEq over 1.5 ft, or 268.36 g/t over 0.5 m
DMC-00350: 0.65 opt AuEq over 6.6 ft, or 22.22 g/t over 2.0 m

◦	Including: 3.14 opt AuEq over 1.1 ft, or 107.58 g/t over 0.3 m
DMC-00338A: 0.51 opt AuEq over 3.8 ft, or 17.39 g/t over 1.2 m

◦	Including: 1.12 opt AuEq over 1.5 ft, or 38.50 g/t over 0.5 m
DMC-00348: 1.04 opt AuEq over 1.5 ft, or 35.71 g/t over 0.5 m

KEY POINTS: (FIGURE 1)
Ten surface core holes totaling 10,105 ft (3,080 m) were drilled at Trinity during this phase of surface exploration. This program was designed to test the new Trinity structural corridor model and extend mineralization north towards the existing underground workings and planned development.

Most of the production in the Midas district is controlled by east-dipping structures. Historically, drilling at Trinity used the same east-dipping structural model returning inconsistent results. However, a reinterpretation suggested the mineralized structures are actually west-dipping. During this drill program, we tested the new structural model and it returned positive, consistent results supporting the continuity of high grade mineralization controlled by west-dipping structures in an east-dipping structural corridor. (FIGURE 2)

Continuous mineralization has been extended north along strike by approximately 600 ft (182.9 m) bringing the current known mineralization within 1,500 ft (457.2 m) of the existing underground workings. The updated model has proven to be robust in targeting and returning consistent, high grade mineralized intercepts within the structural corridor.

Mr. Brian Morris, Senior Vice President, Exploration said, “The success we are having with the new structural model provides an excellent opportunity to extend the Trinity mineralization to the north and south along strike, as well as down dip. The northern extension of the Trinity corridor is open 2,200 ft (670.6 m) to the Southern Owyhee fault. Future drill plans will continue to use the new structural model to guide drilling and will focus on further extending mineralization both to the north and south within the Trinity corridor. These exploration results will extend the life of Midas.”

Assays were performed by American Assay Laboratories of Sparks, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical report titled “Preliminary Feasibility Study for the Midas Mine, Elko County, Nevada,” amended on April 2, 2015 and with an effective date of August 31, 2014 which is available under the Company’s issuer profile on SEDAR at www.sedar.com.

TABLE 1

Hole ID	Azi	Incl	TD	From	To	Length	Au Grade	Ag Grade	AuEq Grade	TD	From	To	Length	Au Grade	Ag Grade	AuEq Grade	Vein
			(ft)	(ft)	(ft)	(ft)	(Au oz/t)	(Ag oz/t)	(AuEq oz/t)	(m)	(m)	(m)	(m)	(Au g/t)	(Ag g/t)	(AuEq g/t)
DMC-00303	237	(60)	1,072.0			NSI				326.7			NSI
DMC-00306	270	(55)	1,967.0			NSI				599.5			NSI
DMC-00337	75	(57)	747.0	672.9	674.4	1.5	7.70	9.10	7.83	227.7	205.1	205.6	0.5	264.03	312.03	268.36	Trinity
DMC-00338A	74	(60)	953.0	625.9	628.0	2.1	0.20	0.58	0.21	290.5	190.8	191.4	0.6	7.01	19.99	7.29	Trinity
and				690.7	694.5	3.8	0.48	1.95	0.51	and	210.5	211.7	1.2	16.46	66.93	17.39	Trinity
including				690.7	693.0	2.3	0.09	0.90	0.10	including	210.5	211.2	0.7	3.16	30.99	3.59
including				693.0	694.5	1.5	1.07	3.56	1.12	including	211.2	211.7	0.5	36.81	122.02	38.50
DMC-00346	60	(70)	908.0	563.0	564.0	1.0	0.54	2.30	0.57	276.8	171.6	171.9	0.3	18.51	78.86	19.61	Trinity
and				751.0	755.0	4.0	0.11	0.02	0.11	and	228.9	230.1	1.2	3.81	0.58	3.81	Trinity
and				798.5	800.5	2.0	0.15	0.49	0.15	and	243.4	244.0	0.6	5.01	16.70	5.24	Trinity
including				798.5	799.5	1.0	0.16	0.70	0.16	including	243.4	243.7	0.3	5.31	23.90	5.65
including				799.5	800.5	1.0	0.14	0.28	0.14	including	243.7	244.0	0.3	4.73	9.50	4.86
and				816.0	819.5	3.5	0.19	0.15	0.19	and	248.7	249.8	1.1	6.58	4.97	6.65	Trinity
DMC-00347	60	(75)	859.5	438.0	441.7	3.7	0.32	0.10	0.32	262.0	133.5	134.6	1.1	10.94	3.43	10.98	Trinity
and				604.9	612.0	7.1	0.23	1.03	0.24	and	184.4	186.5	2.2	7.76	35.22	8.25	Trinity
including				604.9	606.0	1.1	0.08	0.07	0.08	including	184.4	184.7	0.3	2.75	2.36	2.78
including				606.0	607.0	1.0	0.59	4.10	0.65	including	184.7	185.0	0.3	20.30	140.57	22.25
including				607.0	608.1	1.1	0.44	2.70	0.48	including	185.0	185.3	0.3	15.12	92.57	16.40
including				608.1	609.7	1.6	0.13	0.07	0.13	including	185.3	185.8	0.5	4.33	2.25	4.36
including				609.7	612.0	2.3	0.10	0.02	0.10	including	185.8	186.5	0.7	3.57	0.63	3.58
and				845.5	848.0	2.5	0.20	0.28	0.20	and	257.7	258.5	0.8	6.79	9.63	6.93	Trinity
including				845.5	846.3	0.8	0.15	0.22	0.15	including	257.7	258.0	0.2	5.03	7.62	5.14
including				846.3	848.0	1.7	0.22	0.31	0.23	including	258.0	258.5	0.5	7.62	10.58	7.77
DMC-00348	65	(65)	874.0	554.9	558.1	3.2	0.20	0.46	0.21	266.4	169.1	170.1	1.0	6.96	15.70	7.18	Trinity
and				581.7	583.0	1.3	0.12	0.02	0.12	and	177.3	177.7	0.4	4.22	0.72	4.23	Trinity
and				607.5	609.0	1.5	0.93	8.40	1.04	and	185.2	185.6	0.5	31.71	288.00	35.71	Trinity
and				858.9	859.9	1.0	0.48	3.00	0.52	and	261.8	262.1	0.3	16.49	102.86	17.92	Trinity
DMC-00349	75	(60)	833.0	737.0	742.6	5.6	0.14	5.29	0.21	253.9	224.6	226.3	1.7	4.73	181.27	7.25	Trinity
including				737.0	739.2	2.2	0.03	7.40	0.13	including	224.6	225.3	0.7	1.03	253.71	4.55
including				739.2	740.8	1.6	0.15	4.70	0.21	including	225.3	225.8	0.5	5.01	161.14	7.24
including				740.8	741.9	1.1	0.40	4.10	0.45	including	225.8	226.1	0.3	13.57	140.57	15.52
including				741.9	742.6	0.7	0.05	1.85	0.08	including	226.1	226.3	0.2	1.86	63.47	2.74
DMC-00350	75	(70)	849.5	466.0	466.8	0.8	0.40	0.10	0.40	258.9	142.0	142.3	0.2	13.82	3.43	13.86	Trinity
and				793.0	795.2	2.2	0.24	0.86	0.25	and	241.7	242.4	0.7	8.06	29.49	8.47	Trinity
and				829.4	836.0	6.6	0.63	1.44	0.65	and	252.8	254.8	2.0	21.53	49.51	22.22	Trinity
including				829.4	830.6	1.2	0.04	1.36	0.06	including	252.8	253.2	0.4	1.30	46.52	1.95

including				830.6	831.7	1.1	3.07	5.00	3.14	including	253.2	253.5	0.3	105.20	171.43	107.58
including				831.7	832.7	1.0	0.04	1.54	0.06	including	253.5	253.8	0.3	1.47	52.69	2.20
including				832.7	834.2	1.5	0.02	0.10	0.02	including	253.8	254.3	0.5	0.67	3.37	0.72
including				834.2	836.0	1.8	0.36	0.40	0.37	including	254.3	254.8	0.5	12.47	13.71	12.66
DMC-00351	75	(50)	1,042.0	456.6	458.0	1.4	0.24	0.08	0.24	317.6	139.2	139.6	0.4	8.19	2.85	8.23	Trinity
and				467.0	472.0	5.0	0.13	0.06	0.13	and	142.3	143.9	1.5	4.35	2.16	4.38	Trinity
and				860.0	861.0	1.0	0.19	2.20	0.22	and	262.1	262.4	0.3	6.51	75.43	7.56	Trinity
and				866.0	867.0	1.0	0.04	9.20	0.17	and	264.0	264.3	0.3	1.30	315.43	5.68	Trinity
NOTE: 0.1 oz/t AuEq reporting cut-off; AuEq calculated using $1,200 Au and $16.64 Ag (72.1 Au:Ag ratio)
FIGURE 1

# FIGURE 1

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

Figure 1:
Trinity Exploration Update
showing Mineralized Structural Corridor
New Significant Assay
Previously Released Assay
Drill Collar
Future Queen Vent Raise
Veins
Faults
Mineralized Structural Corridor
UG Workings
Southern Owyhee Fault (SOW)
Mineralized Structural Corridor
Open 2,200 ft to north
Open to south
Queen Vein
Esmeralda Vein
DMC-00350
0.8 ft @ 0.40 opt AuEq
6.6 ft @ 0.65 opt AuEq
Incl. 1.1 ft @ 3.14 opt AuEq
DMC-00348
1.5 ft @ 1.04 opt AuEq
1.0 ft @ 0.52 opt AuEq
DMC-00337
1.5 ft @ 7.83 opt AuEq
DMC-00338A
2.1 ft @ 0.21 opt AuEq
3.8 ft @ 0.51 opt AuEq
Incl. 1.5 ft @ 1.12 opt AuEq
MUC-02822
4.0 ft @ 0.93 opt AuEq
DMC-00301
5.0 ft @ 0.25 opt AuEq
2.5 ft @ 2.45 opt AuEq
DMC-00292
7.5 ft @ 0.16 opt AuEq
4.0 ft @ 0.39 opt AuEq
1.0 ft @ 0.35 opt AuEq
DMC-00302
5.0 ft @ 9.36 opt AuEq
7.2 ft @ 0.15 opt AuEq
DMC-00337
DMC-00338A
DMC-00303
A
A'
0 387.5 775 1,550 2,325 3,100 Feet
469000 470000 471000 472000 473000 474000 475000 476000
2355000 2356000 2357000 2358000 2359000

TSX KDX NYSE American: KLDX

FIGURE 2

# FIGURE 2

NORTH AMERICA'S
PREMIER NARROW VEIN
UNDERGROUND
PRODUCER

A
Looking North
A'
Esmeralda Tes
Mineralized Structural Corridor
DMC-00303
Elko Prince Tep
Mafic Dikes
5200 L
5000 L
4800 L
4600 L
4400 L
DMC-00337
1.5 ft @ 7.83 opt AuEq
DMC-00338A
2.1 ft @ 0.21 opt AuEq
3.8 ft @ 0.51 opt AuEq
DMC-00303
No Significant Intercepts
Mafic Intrusive
Figure 2: Updated Schematic Structural Model
New Significant Assay
Drill Collar
Veins
Mineralized Structural Corridor
Mafic Sill
Trinity Breccia
Open Down-dip

TSX KDX NYSE American: KLDX

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a well-capitalized, junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in three producing mineral properties: the Fire Creek Mine and the Midas Mine and ore milling facility, both of which are located in the state of Nevada, USA, and the True North Gold Mine and mill in Manitoba, Canada. The Company also has 100% interests in two recently acquired projects, the Hollister mine and the Aurora mine and ore milling facility, also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Strategic Relations
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at Trinity and future exploration plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.